UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 8, 2010

                  AMERIANA BANCORP
(Exact name of registrant as specified in charter)

Indiana	0-18392	35-1782688
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2118 Bundy Avenue, New Castle, Indiana      47263-1048
(Address of principal executive offices)           (Zip Code)

Registrant’s telephone number, including area code: (765) 529-2230

                                  Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On February 8, 2010, Ameriana Bancorp (the “Company”), the holding company for Ameriana Bank, issued a press release announcing its financial results for the three and twelve months ended December 31, 2009.  For more information, reference is made to the Company’s press release dated February 8, 2010, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

	Number	Description

	99.1	Press Release dated February 8, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIANA BANCORP

Dated: February 8, 2010	By:	/s/ John J. Letter
John J. Letter Senior Vice President, Treasurer and Chief Financial Officer